UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

(Amendment No. 1)

______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2018

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HARVARD BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33957	04-3306140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

84 October Hill Road, Holliston, MA	01746
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (508) 893-8999
________________________________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On January 22, 2018, Harvard Bioscience, Inc., a Delaware corporation (the “ Company”), entered into a Merger Agreement (the “Merger Agreement”) with Plymouth Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), and Data Sciences International, Inc. (“DSI”), whereby Merger Sub merged with and into DSI, with DSI surviving the merger as a wholly-owned subsidiary of the Company (the “Acquisition”). The Acquisition was completed on January 31, 2018 pursuant to the Merger Agreement.

This Amendment No. 1 to Form 8-K is filed by the Company to file the financial statements required by Item 9.01(a)(1) and to furnish the pro forma financial information required by Item 9.01(b)(1) of Form 8-K relative to the completion of the acquisition of DSI, as previously reported in the Current Report on Form 8-K filed on February 2, 2018.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of DSI for the years ended June 30, 2017 and June 30, 2016, respectively, and the notes related thereto, as well as the interim unaudited consolidated financial statements of DSI for the six months ended December 31, 2017 and December 31, 2016, and the notes related thereto are filed as Exhibit 99.1 to this Amendment No. 1 to Form 8-K and are incorporated herein by reference. The Consent of DSI’s independent auditor, RSM US LLP, is filed as Exhibit 23.1 to this Amendment No. 1 to Form 8-K and is incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of the Company as of December 31, 2017 and the unaudited pro forma condensed combined statement of operations of the Company for the year ended December 31, 2017, and the notes related thereto, giving effect to the acquisition of DSI, is attached as Exhibit 99.2 hereto and incorporated herein by reference:

(d) Exhibits.

Exhibit Index	Description
23.1	Consent of Independent Auditor RSM US LLP
99.1	Audited Consolidated Financial Statements of Data Sciences International, Inc. for the years ended June 30, 2017 and June 30, 2016, and the notes related thereto, and interim Unaudited Consolidated Financial Statements of Data Sciences International, Inc. for the six month period ended December 31, 2017 and the six month period ended December 31, 2016, and the notes related thereto
99.2	Unaudited Pro Forma Condensed Combined Financial Information of Harvard Bioscience, Inc. for the year ended December 31, 2017, and the notes related thereto

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harvard BIOSCIENCE, INC.
(Registrant)

April 17, 2018	/s/ ROBERT E. GAGNON
(Date)	Robert E. Gagnon
Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit Index	Description
23.1	Consent of Independent Auditor RSM US LLP
99.1	Audited Consolidated Financial Statements of Data Sciences International, Inc. for the years ended June 30, 2017 and June 30, 2016, and the notes related thereto, and interim Unaudited Consolidated Financial Statements of Data Sciences International, Inc. for the six month period ended December 31, 2017 and the six month period ended December 31, 2016, and the notes related thereto
99.2	Unaudited Pro Forma Condensed Combined Financial Information of Harvard Bioscience, Inc. for the year ended December 31, 2017, and the notes related thereto

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